                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                              MECON, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                       THE BENCHMARKING SOLUTIONS COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 July 10, 1998

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MECON Inc., a Delaware corporation (the "Company"), will be held on Wednesday, August 12, 1998, at 10:00 a.m. local time, at the San Ramon Marriott Hotel at 2600 Bishop Drive, San Ramon, California, for the following purposes:

    1. To elect five directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company for the 1999 fiscal year.

    3. To increase the number of shares available under the 1995 Directors' Stock Option Plan by 100,000 shares to 200,000 shares.

    4. To increase the number of shares available under the 1995 Stock Plan by 500,000 shares to 1,700,000 shares.

    5. To increase the number of shares available under the 1995 Employee Stock Purchase Plan by 100,000 shares to 250,000 shares.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on July 2, 1998, are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person; however, to ensure your representation at the meeting, and reduce proxy solicitation costs, please sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Vasu R. Devan, Chief Executive Officer
San Ramon, California
July 10, 1998

 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
   COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                  MECON, INC.
                          200 Porter Drive, Suite 210
                          San Ramon, California 94583

                            ------------------------

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

    THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MECON, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON WEDNESDAY, AUGUST 12, 1998, AT 10:00 A.M. LOCAL TIME, OR AT ANY ADJOURNMENT THEREOF, FOR THE PURPOSES SET FORTH HEREIN AND IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS. The Annual Meeting will be held at the San Ramon Marriott Hotel at 2600 Bishop Drive, San Ramon, California.

    The proxy solicitation materials were mailed on or about July 10, 1998, to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on July 2, 1998, are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. At the record date, 6,229,669 shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), were issued and outstanding. The holders of these shares are entitled to one vote per share held.

VOTING AND SOLICITATION

    Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may determine. If any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal.

    The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited in accordance with Section 14 of the Securities Exchange Act of 1934 by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram. Additionally, the Company may engage a proxy solicitation firm to assist it in the distribution and solicitation of proxies. In connection with this engagement, the Company may pay the firm a fee for its services, plus reimburse it for its reasonable costs and expenses. In addition, the Company may also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to stockholders of record on the Record Date.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for the 1999 Annual Meeting, stockholders' proposals to take action at such meeting must comply with the applicable Securities and Exchange Commission of the Rules and Regulations, must be directed to the Secretary of the Company at the address set forth on page 1 of this Proxy Statement, and must be received by the Company not later than March 12, 1999.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently serving as directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The five candidates receiving the highest number of "FOR" votes shall be elected to the Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

NAME                                            AGE                           PRINCIPAL OCCUPATION
------------------------------------------      ---      ---------------------------------------------------------------
Vasu R. Devan.............................          51   Chairman of the Board of Directors, President and Chief
                                                         Executive Officer of the Company
Raju Rajagopal............................          51   Chief Operating Officer and Senior Vice President of the
                                                         Company
M. Greg Allio (1)(2)......................          38   Founder and Vice President Finance, StockPower Inc.
Kathy Brittain White (1)(2)...............          49   Senior Vice President and Chief Information Officer, Allegiance
                                                         Healthcare, Incorporated
Richard McCann (1)(2).....................          54   Principal, McCann & McCann

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

CURRENT DIRECTORS

    VASU R. DEVAN. Mr. Devan co-founded the Company in 1983 and has served as Chairman of the Board since the Company's inception, President and Chief Executive Officer from the Company's inception to November 25, 1996 and from April 17, 1997 to present. He has been a director of the Company since 1983.

    RAJU RAJAGOPAL. Mr. Rajagopal co-founded the Company in 1983 and has served as Interim Senior Vice President, Sales from April 17, 1997 to January 21, 1998. Since January 21, 1998, he has served as Chief Operating Officer and Senior Vice President. He has been a director of the Company since 1983. Mr. Rajagopal also served as the Company's Senior Vice President, Western Region from November 1994 until his resignation in fiscal 1997. He also served as Senior Vice President, Sales and Marketing from April 1993 to November 1994, as Senior Vice President, Marketing and Operations from April 1991 to April 1993, and as Senior Vice President, Development and Customer Support from 1983 to April 1991.

    M. GREG ALLIO. Mr. Allio is a founder and Vice President, Finance of StockPower Inc. StockPower Inc. is a Financial Services Internet Company. Prior to founding StockPower Inc., Mr. Allio practiced law with primary emphasis in corporate and securities transactions, including mergers and acquisitions and securities offerings. Mr. Allio has practiced law at the law firms of Skadden, Arps, Slate, Meagler & Flom, Shartsis, Friese & Ginsburg and Farella, Braun & Martel. Mr. Allio received his J.D. from Boalt Hall, University of California at Berkeley in 1984, and his undergraduate degree in Political Science from Stanford University in 1981. He is a member of the State Bars of California and Texas.

    KATHY BRITTAIN WHITE. Ms. White has been a director of the Company since March 1998. Ms. White is the Senior Vice President and Chief Information Officer of Allegiance Healthcare, Incorporated where she is responsible for all aspects of Information Technology, including serving as General Manager for a start-up consulting business unit. Prior to the spin-off of Allegiance in 1996, Ms. White was Chief Information Officer of Baxter International from April 1995 to October 1996. Before joining Baxter, she was Vice President Information Systems and Services at Allied Signal Corporation. She also founded and operated her own information technology consulting firm and served as an Associate Professor of Management Information Services at the University of North Carolina at Greensboro.

    RICHARD MCCANN. Mr. McCann is Principal of McCann & McCann. Mr. McCann has been a director of the Company since May 1997. From April 1995 to April 1997, Mr. McCann served as the Chairman of the Board of Northeast Ohio Community Health Plan, where he had led Meridia Health System and Blue Cross/Blue Shield of Ohio into a joint venture partnership resulting in one of the first integrated health systems combining physician services, acute and non-acute care facilities, and insurance. From 1987 to 1995, Mr. McCann served as President and Chief Executive Officer of Meridia Health System.

    All directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors and are elected annually. Except for Mr. Rajagopal, who is the brother-in-law of Mr. Devan, there are no family relationships among the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held twelve meetings during fiscal 1998. During fiscal 1998, Messrs. Walter G. Kortschak and William H. Kimball, both of whom were non-employee directors, resigned. Mr. Kortschak, a General Partner of Summit Partners, was a director of the Company from September 1994 to January 20, 1998. He was a member of the Audit Committee and the Compensation Committee. Mr. Kimball, an attorney, was a Director of the Company from April 1993 to January 20, 1998. He was a member of the Audit Committee.

    Currently, the Audit Committee consists of Messrs. McCann, Allio, and Ms. White. All current members were members during fiscal 1998. The Audit Committee held three meetings during fiscal 1998. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. For fiscal 1999, the Audit Committee will initially consist of Messrs. McCann, Allio, and Ms. White, though changes may be made during the year.

    Currently, the Compensation Committee consists of Messrs. McCann, Allio and Ms. White. All current members were members during fiscal 1998. The Compensation Committee held two meetings during fiscal 1998. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1994 Incentive Stock Option Plan, 1995 Stock Plan and 1995 Employee Stock Purchase Plan. The Compensation Committee also monitors preparation of proper reports or other disclosure required by the Compensation Committee in accordance with applicable proxy or other rules of the Securities and Exchange Commission. For fiscal 1999, the Compensation Committee will initially consist of Messrs. McCann, Allio and Ms. White, though changes may be made during the year.

    No director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of all committees on which such Director served during such director's term of office during fiscal 1998.

COMPENSATION OF DIRECTORS

    All non-employee directors (the "Outside Directors") receive an annual retainer of $10,000, a per meeting fee of $1,000 for Board meetings, and $750 for separately held committee meetings. In addition, Outside Directors participate in the Company's 1995 Director Option Plan (the "Director Plan") adopted in October 1995 and effective in December 1995. Initially, a total of 50,000 shares of Common Stock were reserved for issuance under the Director Plan. As of July 1997, the Director Plan was amended to increase the number of shares of the Common Stock reserved for issuance under the Director Plan to 100,000 shares. The Director Plan, as amended in January 1997, provides for the grant of nonstatutory stock options to Outside Directors pursuant to an automatic, nondiscretionary grant mechanism. The Director Plan provides that each new Outside Director shall be granted a nonstatutory stock option to purchase 15,000 shares of Common Stock (10,000 shares prior to the January 1997 amendment) upon the date which such person first becomes an Outside Director. Thereafter, each Outside Director shall be automatically granted an option to purchase 5,000 shares of Common Stock on January 16 of each year (a "Subsequent Option"), if on such date, such Outside Director shall have served on the Company's Board of Directors for at least six (6) months. The Director Plan provides that each initial grant to new Directors will be exercisable three years from the date of grant and the subsequent options will vest immediately. The exercise price per share of all options granted under the Director Plan is equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted to Outside Directors under the Director Plan have a ten year term, but will expire unless exercised within three months following the termination of an Outside Director's status as a director. If not terminated earlier, the Director Plan will have a term of ten years. As of March 31, 1998, there were options available to purchase 19,028 shares of Common Stock available for future grant under the Director Plan.

OTHER EXECUTIVE OFFICERS

    The following are additional executive officers of the Company. All executive officers serve at the discretion of the Board of Directors, subject to the terms of any employment agreements.

    JEFFREY J. PARKINSON. Mr. Parkinson, age 48, has served as the Company's Senior Vice President, Advisory Services since April 1997. He also served as the Company's Senior Vice President, Eastern Region from Nov. 94 to April 97 November 1994. From August 1989 to November 1994, Mr. Parkinson served the Company as Senior Vice President, Advisory Services.

    DAVID J. ALLINSON. Mr. Allinson, age 36, joined the Company as Vice President, Finance and Administration and Chief Financial Officer in November 1994. From May 1990 to November 1994, Mr. Allinson held various management positions, most recently Director of Finance for Meris Laboratories, Inc., an independent clinical laboratory.

                                 PROPOSAL TWO:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected KPMG Peat Marwick LLP, independent accountants, to audit the financial statements of the Company for the 1999 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. If the stockholders reject the appointment, the Board of Directors will reconsider its selection. KPMG Peat Marwick LLP has audited the Company's financial statements since the Company's inception. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the appointment of KPMG Peat Marwick LLP by the Board of Directors. An abstention will have the same effect as a vote against the appointment of the independent auditors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR FISCAL 1999 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL THREE:
               APPROVAL OF AMENDMENT TO 1995 DIRECTOR OPTION PLAN
        TO INCREASE NUMBER OF SHARES BY 100,000 SHARES TO 200,000 SHARES

    The Company's 1995 Director Option Plan (the "Director Plan") was adopted in October 1995 and became effective in December 1995. Initially, a total of 50,000 shares of Common Stock were reserved for issuance under the Director Plan. As of July 1997, the Director Plan was amended to increase the number of shares of Common Stock reserved for issuance under the Director Plan to 100,000. The Director Plan, as amended in January 1997, provides for the grant of nonstatutory stock options to Outside Directors pursuant to an automatic, nondiscretionary grant mechanism. The Director Plan provides that each new Outside Director shall be granted a nonstatutory stock option to purchase 15,000 shares of Common Stock (10,000 shares prior to the January 1997 amendment) upon the date which such person first becomes an Outside Director. Thereafter, each Outside Director shall be automatically granted an option to purchase 5,000 shares of Common Stock on January 16 of each year (a "Subsequent Option"), if on such date, such Outside Director shall have served on the Company's Board of Directors for at least six (6) months. The Director Plan provides that each initial grant to new Directors will be exercisable three years from the date of grant and the subsequent options will vest immediately. The exercise price per share of all options granted under the Director Plan shall be equal to the fair market value of Common Stock on the date of grant. Options granted to Outside Directors under the Director Plan have a ten year term, but will expire unless exercised within three months following the termination of an Outside Director's status as a director. If not terminated earlier, the Director Plan will have a term of ten years. As of March 31, 1998, there were options to purchase 19,028 shares of Common Stock available for future grant under the Director Plan.

    As of March 31, 1998, options to purchase 80,972 shares of Common Stock remained outstanding under the Director Plan and options to purchase 19,028 shares of Common Stock remained available for grant. The Board of Directors believes that in order to continue to enable the Company to attract and retain the best available personnel who are not employees of the Company to serve as Outside Directors, the Director Plan should be amended to increase the number of shares of Common Stock reserved for issuance under the Director Plan to 200,000.

SUMMARY OF THE DIRECTOR PLAN AND AMENDMENT

    The material features of the Director Plan are outlined below. The only change to the existing Director Plan effected by the proposed amendment is an increase in the number of shares of Common Stock available for issuance upon exercise of options under the Director Plan from 100,000 to 200,000. Accordingly, the only benefit to Outside Directors is an increase in the number of shares reserved for options to which they already are, or will be, entitled under the Director Plan. The table below shows the options that Outside Directors will be granted during fiscal 1999 based on the current Director Plan.

                                                                                                  NUMBER OF SHARES
                                                                                                     UNDERLYING
                                                                                                   OPTIONS GRANTED
                                                                                                   IN EACH FISCAL
NAME OF POSITION                                                                   DOLLAR VALUE        YEAR(1)
---------------------------------------------------------------------------------  -------------  -----------------
Outside Directors as a Group.....................................................             (2)        15,000

------------------------

(1) Assuming three Outside Directors who have served on the Board of Directors for at least six months as of January 16, 1999.

(2) Not determinable because the market value on the date of exercise is not presently ascertainable.

PURPOSES

    The purposes of the Director Plan are to attract and retain the best available personnel to serve as Outside Directors of the Company and to encourage ownership in the Company by such Outside Directors. Options granted under the Director Plan are nonstatutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or its applicable regulations.

ADMINISTRATION

    The Director Plan is administered by the Board of Directors. The interpretation and construction of any provision of the Director Plan by the Board of Directors is final and binding. Members of the Board of Directors receive no separate compensation for their services in connection with the administration of the Director Plan.

ELIGIBILITY

    The Director Plan provides that options may be granted only to Outside Directors. Outside Directors are directors who are not employees of the Company or its subsidiaries. The Company currently has a total of five directors, three of whom are Outside Directors.

GRANT OF OPTIONS

    All grants of options under the Director Plan are automatic and nondiscretionary. Accordingly, no person shall have any discretion to select which Outside Directors shall be granted options, to determine when such options shall be granted or to determine the number of shares to be covered by options granted to Outside Directors. All grants of options are made in strict accordance with the provisions of the Director Plan.

OPTION PRICE

    The option price under the Director Plan is 100% of the fair market value of the Common Stock on the date of grant, or if the date of the grant is not a trading day, the trading day immediately following the date of grant (the "Determination Date"). Fair market value is determined by reference to the closing sales price on the Nasdaq National Market System, or in the event that the Common Stock is listed on another stock exchange, the fair market value shall be the closing price on such exchange on the Determination Date. The closing sales price per share of the Common Stock on June 24, 1998 was $11.125.

    The consideration to be paid for shares issued upon exercise of options granted under the Director Plan, including the method of payment, is determined by the Board of Directors and may consist of cash, check, other shares of Common Stock and certain other consideration and methods permitted by applicable law.

TERMINATION OF STATUS AS A DIRECTOR THROUGH DEATH, DISABILITY OR OTHERWISE

    Under the Director Plan, in the event an optionee ceases to serve as a director of the Company for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for three months. If an optionee's service as a director is terminated as a result of the optionee's permanent and total disability, the option will be exercisable for twelve months following such termination, but only to the extent it was exercisable at the date of termination. If an optionee's service as a director of the Company is terminated by reason of the optionee's death, the option will be exercisable by the optionee's estate or successor in interest for twelve months following death, but only to the extent it was exercisable at the date of death. However, in no event may an option be exercised once its term has expired.

NONASSIGNABILITY OF OPTIONS

    Options granted pursuant to the Director Plan are nonassignable and nontransferable by the optionee, other than by will or by the laws of the descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

    In the event any changes, such as stock splits or dividends, are made in the capitalization of the Company, which changes result in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments shall be made in the number of shares which have been reserved for issuance under the Director Plan and the price per share covered by each outstanding option.

    In the event of a merger, consolidation or similar occurrence where the Company is not the surviving corporation, each outstanding option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event such successor corporation does not agree to assume or substitute such option, the Company shall notify the optionee that the option shall be fully exercisable for a period of 30 days from the date of such notice and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

    The Board of Directors may amend the Director Plan at any time from time to time or may terminate the Director Plan without approval of the stockholders. However, no action by the Board of Directors or the stockholders may unilaterally alter or impair any rights previously granted under the Director Plan without the consent of the optionee, except as may be necessary for compliance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In any event, the Director Plan will terminate in the year 2005.

    Stockholder approval is required for amendments of the Director Plan only if required by Rule 16b-3 under the Exchange Act.

FEDERAL TAX CONSEQUENCES

    Options granted under the Director Plan are nonstatutory stock options not entitled to special tax treatment under the Code. Generally, an optionee will not recognize any taxable income for the purposes of federal income tax liability at the time the optionee is granted a nonstatutory option. However, upon the exercise of the option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then market value of the shares over the option exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    The foregoing is not a complete description of the Federal income tax aspects of options granted under the Director Plan. Furthermore, no information is given herein with respect to any state and local taxes or any non-U.S. taxes which may be applicable.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to approve this proposal. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE 1995 DIRECTOR OPTION PLAN.

                                 PROPOSAL FOUR:
                    APPROVAL OF AMENDMENT TO 1995 STOCK PLAN
                          TO INCREASE NUMBER OF SHARES
                AVAILABLE BY 500,000 SHARES TO 1,700,000 SHARES

    The Company's 1995 Stock Plan (the "1995 Plan") was adopted in October 1995 and became effective in December 1995. The 1995 Plan provides for the grant of either nonstatutory or incentive stock options to employees, officers and directors and for the grant of nonstatutory stock options and stock purchase rights ("Rights") to consultants of the Company. A total of 1,200,000 shares of Common Stock have been reserved for future issuance under the 1995 Plan. The exercise price of all nonstatutory stock options granted under the 1995 Plan is determined by the Administrator. The exercise price of options granted under the 1995 Plan is generally at least equal to the fair market value of the Common Stock of the Company on the date of grant. However, with respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options granted under the 1995 Plan may not exceed ten years. Generally, options begin vesting on the date of grant, annually thereafter, and have terms ranging from three to five years.

    As of March 31, 1998, options to purchase 821,379 shares of Common Stock remained outstanding under the 1995 Plan and options to purchase 387,621 shares of Common Stock remained available for grant. The Board of Directors believes that in order to continue to enable the Company to attract and retain the best available personnel, the 1995 Plan should be amended to increase the number of shares of the Common Stock reserved for issuance under the 1995 Plan to 1,700,000.

SUMMARY OF THE 1995 PLAN AND AMENDMENT

    The material features of the 1995 Plan are outlined below. The only change to the existing 1995 Plan effected by the proposed amendment is an increase in the number of shares available for issuance under the 1995 Plan from 1,200,000 to 1,700,000. Accordingly, the only benefit to employees, officers, directors and consultants is an increase in the number of shares of Common Stock reserved for options under the 1995 Plan.

PURPOSES

    The purposes of the 1995 Plan are to attract and retain the best available personnel, provide additional incentive to employees and consultants and to promote the success of the Company's business. Options granted under the 1995 Plan may be either nonstatutory or incentive stock options. Incentive stock options are entitled to special tax treatment under Section 422 of the Code, or its applicable regulations.

ADMINISTRATION

    The 1995 Plan is administered by the Board of Directors. The interpretation and construction of any provision of the 1995 Plan by the Board of Directors is final and binding. Members of the Board of Directors receive no separate compensation for their services in connection with the administration of the 1995 Plan.

ELIGIBILITY

    The 1995 Plan provides for the grant of either nonstatutory or incentive stock options to employees, officers and directors and for the grant of nonstatutory stock options and stock purchase rights to employees and consultants of the Company.

GRANT OF OPTIONS

    All grants of options under the 1995 Plan are discretionary. All grants of options are made in strict accordance with the provisions of the 1995 Plan.

OPTION PRICE

    The option price under the 1995 Plan is generally at least equal to the fair market value of the Common Stock on the date of grant, or if the date of the grant is not a trading day, the trading day immediately following the date of grant (the "Determination Date"). Fair market value is determined by reference to the closing sales price on the Nasdaq National Market System, or in the event that the Common Stock is listed on another stock exchange, the fair market value is the closing price on such exchange on the Determination Date. However, with respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the Determination Date. The closing sales price per share of the Common Stock on June 24, 1998, was $11.125.

    The consideration to be paid for shares issued upon exercise of options granted under the 1995 Plan, including the method of payment, shall be determined by the Board of Directors and may consist of cash, check, other shares of Common Stock and certain other consideration and methods permitted by applicable law.

TERMINATION OF STATUS AS AN EMPLOYEE THROUGH DEATH, DISABILITY OR OTHERWISE

    Under the 1995 Plan, in the event an optionee ceases as an employee of the Company for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for three months. If an optionee's service as an employee is terminated as a result of the optionee's permanent and total disability, the option will be exercisable for twelve months following such termination, but only to the extent it was exercisable at the date of termination. If an optionee's service as an employee of the Company is terminated by reason of the optionee's death, the option will be exercisable by the optionee's estate or successor in interest for twelve months following death, but only to the extent it was exercisable at the date of death. However, in no event may an option be exercised once its term has expired.

NONASSIGNABILITY OF OPTIONS

    Options granted pursuant to the 1995 Plan are nonassignable and nontransferable by the optionee, other than by will or by the laws of the descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

    In the event any changes, such as stock splits or dividends, are made in the capitalization of the Company, which changes result in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments shall be made in the number of shares which have been reserved for issuance under the 1995 Plan and the price per share covered by each outstanding option.

    In the event of a merger, consolidation or similar occurrence where the Company is not the surviving corporation, each outstanding option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event such successor corporation does not agree to assume or substitute such option, the Company shall notify the optionee that the option has immediately vested and shall be fully exercisable for a period of 30 days from the date of such notice. The option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

    The Board of Directors may amend the 1995 Plan at any time or may terminate the 1995 Plan with stockholder approval only necessary to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code. However, no action by the Board of Directors or the stockholders may unilaterally alter or impair any rights previously granted under the 1995 Plan without the consent of the optionee, except as may be necessary for compliance with Rule 16b-3 under the Exchange Act. In any event, the 1995 Plan will terminate in the year 2005.

FEDERAL TAX CONSEQUENCES

    The Optionee may incur regular federal income tax and state income tax liability upon exercise of a nonstatutory stock option. The optionee will be treated as having received compensation income equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company is required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise.

    The optionee will have no regular federal income tax or state income tax liability upon exercise of an incentive stock option, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

    The foregoing is not a complete description of the federal income tax aspects of options granted under the 1995 Plan. Furthermore, no information is given herein with respect to any state and local taxes or any non-U.S. taxes which may be applicable.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to approve this proposal. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE 1995 PLAN.

                                 PROPOSAL FIVE:
           APPROVAL OF AMENDMENT TO 1995 EMPLOYEE STOCK PURCHASE PLAN
        TO INCREASE NUMBER OF SHARES BY 100,000 SHARES TO 250,000 SHARES

    The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted in October 1995 and became effective in December 1995. A total of 150,000 shares of Common Stock has been reserved for issuance under the Purchase Plan.

    The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 7.5% of an employee's base compensation, including commissions, bonuses and overtime, at a price equal to 85% of the fair market value of the Common Stock at the beginning of each offering period or the end of a six month purchase period, whichever is lower (the "Purchase Price"). Unless terminated sooner, the Purchase Plan will terminate ten years after its effective date. The Board of Directors has authority to amend or terminate the Purchase Plan provided no such action may adversely affect the rights of any participant. The Company sold 38,284 and 20,382 shares to employees under the Purchase Plan for the years ended March 31, 1998 and 1997, respectively. No shares were sold under the Purchase Plan in prior years.

    As of March 31, 1998, there were 91,334 shares of Common Stock available for grant under the Purchase Plan. The Board of Directors believes that in order to continue to enable the Company to attract and retain the best available personnel the Purchase Plan should be amended to increase the number of shares of the Common Stock reserved for issuance under the Purchase Plan to 250,000.

SUMMARY OF THE PURCHASE PLAN AND AMENDMENT

    The material features of the Purchase Plan are outlined below. The only change to the existing Purchase Plan effected by the proposed amendment is an increase in the number of shares available for issuance under the Purchase Plan from 150,000 to 250,000. Accordingly, the only benefit to employees is an increase in the number of shares reserved for purchase under the Purchase Plan.

PURPOSES

    The purposes of the Purchase Plan are to attract and retain the best available personnel and to encourage ownership in the Company by such personnel. Shares purchased under the Purchase Plan are not entitled to any special tax treatment under Section 423 of the Code, or its applicable regulations.

ADMINISTRATION

    The Purchase Plan is administered by the Board of Directors. The interpretation and construction of any provision of the Purchase Plan by the Board of Directors is final and binding. Members of the Board of Directors receive no separate compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY

    The Purchase Plan provides for the sale of stock to employees and officers of the Company.

OFFERING PERIOD

    The Purchase Plan has consecutive offering periods of approximately six months with new offering periods commencing on the first trading day on or after December 1 and June 1. Payroll deductions for a participant of the Purchase Plan commence on the first payroll following enrollment in the Purchase Plan and end on the last payroll in the offering period.

GRANT OF OPTION

    Upon enrollment in the Purchase Plan, an employee shall be granted an option to purchase, at the end of the offering period, up to a number of shares of the Common Stock determined by dividing the employee's payroll deductions accumulated during the offering period by the Purchase Price.

OPTION PRICE

    The option price under the Purchase Plan is 85% of the fair market value of the Common Stock at the beginning of each offering period or the end of a six month purchase period, whichever is lower. Fair market value is determined by reference to the closing sales price on the Nasdaq National Market System, or in the event that the Common Stock is listed on a stock exchange, the fair market value is the closing price of the Common Stock on the first trading day at the beginning of the offering period or the last trading day at the end of the offering period, whichever is lower.

    The consideration to be paid for shares issued upon exercise of options granted under the Purchase Plan, including the method of payment, shall be cash debited from the employee's account under the Purchase Plan.

WITHDRAWAL FROM THE PURCHASE PLAN

    An employee may withdraw all but not less than all the payroll deductions credited to the employee's account under the Purchase Plan and not yet used to exercise the employees option under the Purchase Plan. If an employee withdraws for an offering period, payroll deductions will not resume at the beginning of the succeeding offering periods unless the employee delivers to the Company a new subscription agreement. No interest shall accrue on the payroll deductions of an employee in the Purchase Plan.

TERMINATION OF STATUS AS AN EMPLOYEE THROUGH DEATH, DISABILITY OR OTHERWISE

    Under the Purchase Plan, in the event an optionee ceases as an employee of the Company for any reason, the employee will be deemed to have elected to withdraw from the Purchase Plan and the payroll deductions credited the employee's account under the Purchase Plan during the offering period but not yet used to exercise the option will be returned to the employee, or in the case of the employee's death, to the person or persons entitled thereto and such employee's option will be automatically terminated. No interest shall accrue on the payroll deductions of an employee in the Purchase Plan.

NONASSIGNABILITY OF OPTIONS

    Neither payroll deductions credited to an employee's account under the Purchase Plan nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned or transferred.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

    In the event any changes, such as stock splits or dividends, are made in the capitalization of the Company, which changes result in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments shall be made in the number of shares which have been reserved for issuance under the Purchase Plan and the price per share covered by each option.

    In the event of a merger, consolidation or similar occurrence where the Company is not the surviving corporation, each option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation unless the Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering periods then in progress by setting a new exercise date or to cancel each outstanding right to purchase and refund all sums collected from employees during the offering period then in progress.

AMENDMENT AND TERMINATION

    The Board of Directors may amend the Purchase Plan at any time or may terminate the Purchase Plan without approval of the stockholders. However, no action by the Board of Directors or the stockholders may unilaterally alter or impair any rights previously granted under the Purchase Plan without the consent of the optionee, except as may be necessary for compliance with Rule 16b-3 under the Exchange Act. In any event, the Purchase Plan will terminate in the year 2005.

    Stockholder approval is required for amendments of the Purchase Plan only if required by Rule 16b-3 under the Exchange Act.

FEDERAL TAX CONSEQUENCES

    At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Purchase Plan is disposed of, the employee will recognize ordinary income for income tax purposes equal to the excess of the then market value of the shares over the option exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    The foregoing is not a complete description of the federal income tax aspects of options granted under the Director Plan. Furthermore, no information is given herein with respect to any state and local taxes or any non-U.S. taxes which may be applicable.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to approve this proposal. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE PURCHASE PLAN.

                             ADDITIONAL INFORMATION

PRINCIPAL SHARE OWNERSHIP

    As of May 29, 1998, there were 6,213,524 shares of the Common Stock outstanding. The following persons or entities were known by the Company to be the beneficial owners of more than five percent of the Common Stock:

                                                                                  AMOUNT AND NATURE OF  PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER**                                            BENEFICIAL OWNERSHIP     TOTAL
--------------------------------------------------------------------------------  --------------------  -----------
Devan Family Trust (1)..........................................................         1,172,380           18.72%
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
Raju Rajagopal (2)..............................................................           457,208            7.34%
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
Massachusetts Financial Services (3)............................................           440,100            7.08%
  500 Boylston Street, 15th Floor
  Boston, Massachusetts 02116

------------------------

** To the best of the Company's knowledge, each such person holds sole investment and voting power over the shares shown, except as otherwise indicated.

(1) Vasu Devan is the Chairman of the Board, President and Chief Executive Officer of MECON, Inc. The amount includes 50,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(2) Such shares are held by Mr. Rajagopal and his wife, Geetha Rajagopal. The amount includes 18,800 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(3) Based on this entity's Schedule 13G filed with the Securities and Exchange Commission on February 12, 1998.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of the Common Stock as of May 29, 1998, by each current director, by the Company's current Chief Executive Officer, by the Company's former Chief Executive Officer, Les Schmidt, who resigned in April 1997, and by the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 for fiscal 1998. Such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers", and by all current directors and executive officers as a group:

                                                                                  AMOUNT AND NATURE OF  PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER**                                            BENEFICIAL OWNERSHIP     TOTAL
--------------------------------------------------------------------------------  --------------------  -----------
Devan Family Trust (1)..........................................................         1,172,380           18.72%
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
Raju Rajagopal (2)..............................................................           457,208            7.34%
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583

                                                                                  AMOUNT AND NATURE OF  PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER**                                            BENEFICIAL OWNERSHIP     TOTAL
--------------------------------------------------------------------------------  --------------------  -----------
Richard McCann (3)..............................................................            45,000           *
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
M. Greg Allio (4)...............................................................             5,000           *
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
Kathy Brittain White (5)........................................................             5,000           *
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
David Allinson (6)..............................................................            89,944           *
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
Jeffrey J. Parkinson (7)........................................................           210,492            2.25%
  c/o 200 Porter Drive, Suite 210
  San Ramon, California 94583
Les Schmidt (8).................................................................                 0           *
  c/o 200 Porter Drive Suite 210
  San Ramon, California 94583
All directors and executive officers as a group (7 persons)(9)..................         1,941,702           29.92%

------------------------

 *  Less than 1%

** To the best of the Company's knowledge, each such person holds sole investment and voting power over the shares shown, except as otherwise indicated.

(1) Vasu Devan is the Chairman of the Board, President and Chief Executive Officer of MECON, Inc. and such shares are held by the Devan Family Trust. The amount includes 50,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(2) Such shares are held by Mr. Rajagopal and his wife, Geetha Rajagopal. The amount includes 18,800 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(3) Includes 40,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(4) Includes 5,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(5) Includes 5,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(6) Includes 89,944 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(7) Includes 70,803 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

(8) Mr. Schmidt is included as a Named Executive Officer because he served as Chief Executive Officer during the first quarter of fiscal 1998.

(9) Includes 276,225 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of May 29, 1998.

COMPENSATION OF EXECUTIVE OFFICERS

    The compensation paid to the Company's executive officers is administered by the Compensation Committee of the Board of Directors.

    The following table sets forth the compensation paid to the Named Executive Officers for the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                                          ALL OTHER
                                                                                          SECURITIES    COMPENSATION
                                                                                          UNDERLYING         ($)
NAME AND PRINCIPAL POSITION                       FISCAL YEAR   SALARY ($)   BONUS ($)   STOCK OPTIONS  (1)(2)(3)(4)(5)
-----------------------------------------------  -------------  ----------  -----------  -------------  -------------
Vasu R. Devan..................................         1998    $  171,200      --            --          $   2,880
  Chairman of the Board, Chief                          1997    $  171,200      --           100,000      $   4,025
  Executive Officer and President                       1996    $  169,167      --            --          $   2,880
Raju Rajagopal (4)(5)..........................         1998    $  108,747      --            --          $  35,000
  Chief Operating Officer and Senior                    1997    $  118,339      14,250        --          $  99,410
  Vice President                                        1996    $  136,979      --            10,000      $   1,740
Jeffrey J. Parkinson...........................         1998    $  140,500   $  30,000        --          $     348
  Senior Vice President, Advisory                       1997    $  139,906   $   6,800         2,700      $   2,064
                                                        1996    $  127,667      --            15,000      $   2,108
David Allinson.................................         1998    $  128,676   $  50,000        --          $     138
  Chief Financial Officer, Vice                         1997    $  106,398   $   5,150
  President Finance & Administration                    1996    $   96,312      --            15,000      $   1,745
Les Schmidt (6)................................         1998    $   71,797
  Former President, Chief Executive                     1997    $  122,426      --           250,000         --
  Officer                                               1996        --          --            --             --

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those cases where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

(2) All other compensation includes the contributions allocated under the Company's 401(k) plan on behalf of Messrs. Devan, Rajagopal, Parkinson and Allinson in the amounts of $1,421, $222, $1,714, and $0 for fiscal year 1996, $1,875, $1,740, $1,875 and $138 for fiscal year 1997, and none in fiscal 1998, respectively.

(3) All other compensation includes premiums paid by the Company on life insurance policies for the benefit of Messrs. Devan, Rajagopal and Parkinson in the amounts of $1,005, $233 and $0 for fiscal year 1996, $2,150, $251 and $233 for fiscal year 1997, and $2,880, $0, and $348 for fiscal year 1998, respectively.

(4) All other compensation includes severance paid by the Company to Mr. Rajagopal in the amount of $97,284 upon his resignation in fiscal year 1997.

(5) All other compensation includes consulting fees paid by the Company to Mr. Rajagopal in the amount of $35,000 for services rendered after his resignation in fiscal year 1997.

(6) This person is no longer employed by the Company.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

    The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during the last fiscal year, as well as options held by such officers as of March 31, 1998, the last day of the 1998 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR
                          NUMBER OF SHARES UNDERLYING

                                                                            PERCENT OF
                                                                          TOTAL OPTIONS
                                                                            GRANTED TO     EXERCISE OR
                                                               OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION
NAME                                                         GRANTED (#)   FISCAL YEAR      ($/SH)(1)       DATE
-----------------------------------------------------------  -----------  --------------  -------------  -----------
David Allinson.............................................     100,000         17.70%           3.58       2/03/08
Jeff J. Parkinson..........................................      30,000          5.31%           4.88       2/03/08
Richard J. McCann..........................................      45,000          7.97%           3.58       1/21/08
M. Greg Allio..............................................      15,000          2.70%           7.25       1/21/08
Raju Rajagopal.............................................      20,000          3.50%           3.13       6/06/07
Kathy White................................................      15,000          2.70%           8.88       3/12/08

------------------------

(1) Generally, options begin vesting on the date of grant and annually thereafter with terms typically between 3 and 5 years.

(2) All options were granted at an exercise price equal to fair market value of the Company's Common Stock on the date of grant, or, if the date of the grant was not a trading day, the trading day immediately following the date of grant (the "Determination Date"). Fair market value is determined by reference to the closing sales price on the Nasdaq National Market System, or, in the event that the Common Stock is listed on another stock exchange, the fair market value is such exchange on the Determination Date. However, with respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the Determination Date. The closing sales price per share of the Common Stock on June 24, 1998, was $11.125.

    OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                            NUMBER OF SHARES
                                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                           OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                                                              YEAR-END(#):           FISCAL YEAR-END($)(1):
                                      SHARES ACQUIRED       VALUE      --------------------------  --------------------------
NAME                                    ON EXERCISE       REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------  -----------------  -------------  -----------  -------------  -----------  -------------
Vasu Devan.........................              0        $       0        40,000        60,000     $       0    $         0
David Allinson.....................              0        $       0        63,941        89,821     $ 358,692    $   553,967
Jeffrey Parkinson..................              0        $       0        56,709        61,463     $ 526,055    $   487,856
Richard McCann.....................              0        $       0        34,999        10,001     $ 256,242    $    77,508
M. Greg Allio......................              0        $       0         5,000         9,999     $  18,754    $    37,496
Raju Rajagopal.....................              0        $       0        11,509        18,491     $  52,495    $   105,005
Kathy White........................              0        $       0         5,000         9,999     $  10,627    $    21,248

------------------------

(1) The amounts listed in the two columns are based on the closing price per share of $11.00 on March 31, 1998, as reported on the Nasdaq National Market, less the applicable option exercise prices.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on its review of copies of filings under Section 16(a) of the Exchange Act received by the Company, or written representations from certain reporting persons, the Company believes that in fiscal 1998, all Section 16(a) filing requirements were met.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors consists of Messrs. McCann, Allio and Ms. White, none of whom is an officer or employee of the Company. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's Board of Directors or Compensation Committee.

EMPLOYMENT CONTRACTS

    In September 1994, the Company entered into employment agreements with Vasu
R. Devan and Raju Rajagopal, respectively, providing for severance payments at their respective salary rates per month (less applicable withholding) for the initial twelve months following termination in the event that they are terminated other than for cause, death or disability or voluntary termination. Following the end of such initial severance period, Messrs. Devan or Rajagopal would be entitled, for an additional twelve month period, to receive the lesser of their then current salaries or $8,333.33 per month (less applicable withholding); provided, however, that such severance payments shall be decreased by any earnings during such period resulting from their services as an employee or consultant to any third party. Mr. Devan and the Company mutually agreed to terminate Mr. Devan's employment agreement during fiscal 1997. Mr. Rajagopal's employment agreement was terminated by its terms upon his resignation from the Company during fiscal 1997.

    In March 1996, the Company entered into an employment agreement with Robert
L. Quist providing for a severance payment equal to Mr. Quist's salary for a period of 90 days (less applicable withholding) following termination by the Company other than for cause, death or disability. The employment agreement terminated by its terms in March 1997.

COMPENSATION PLANS

    1995 STOCK PLAN

    The Company's 1995 Stock Plan (the "1995 Plan") was adopted in October 1995 and became effective in December 1995. The 1995 Plan provides for the grant of incentive stock options to employees, officers, consultants and directors and for the grant of nonstatutory stock options and stock purchase rights (Rights) to employees and consultants of the Company. A total of 1,200,000 shares of Common Stock have been reserved for future issuance under the 1995 Plan. The exercise price of options granted under the 1995 Plan is generally at least equal to the fair market value of the Common Stock of the Company on the date of grant. However, with respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options granted under the 1995 Plan may not exceed ten years. Generally, options vest 20% on the date of grant, and 20% each year thereafter for four years. As of March 31, 1998, there were 387,621 shares available for future grant under the 1995 Plan.

    In conjunction with the MCIS merger, the Company assumed the MCIS stock option plan. Information with respect to this plan has been included in the stock option table below. MCIS's stock option plan was terminated upon consummation of the merger.

    1995 EMPLOYEE STOCK PURCHASE PLAN

    The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted in October 1995 and became effective in December 1995. A total of 150,000 shares of Common Stock have been reserved for issuance under the Purchase Plan.

    The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 7.5% of an employee's base compensation, including commissions, bonuses and overtime, at a price equal to 85% of the fair market value of the Common Stock at the beginning of each offering period or the end of a six month purchase period, whichever is lower. Unless terminated sooner, the Purchase Plan will terminate ten years after its effective date. The Board of Directors has authority to amend or terminate the Purchase Plan provided no such action may adversely affect the rights of any participant. The Company sold 38,284 and 20,382 shares of Common Stock to employees under the Purchase Plan for the years ended March 31, 1998 and 1997, respectively. No shares were sold under the Purchase Plan in prior years. As of March 31, 1998, there were 91,334 shares of Common Stock available for future grant under the Purchase Plan.

    1994 INCENTIVE STOCK OPTION PLAN

    The Company's 1994 Incentive Stock Option Plan (the "1994 Plan") provides for the grant of incentive stock options to employees of the Company. The Board of Directors has determined that no further options will be granted under the 1994 Plan. Outstanding options granted under the 1994 Plan generally become exercisable at a rate of 1/5 of the shares subject to the option at a specified date after the date of grant and an additional 1/5 of the shares at the end of each subsequent anniversary of the initial vesting date, subject to continued service as an employee, consultant or director. The term of each outstanding stock option is seven years. The exercise price of all options granted under the 1994 Plan was at least equal to the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in cash, promissory notes or other shares of the Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the fiscal years ended March 31, 1996, 1997, and 1998 the Company engaged in numerous transactions with ITSolutions, Inc., a California corporation ("ITS"), of which Vasu R. Devan, Raju Rajagopal and Jeffrey J. Parkinson own 34.31%, 6.21% and 2.33%, respectively, of the outstanding capital stock. Prior to fiscal 1997, ITS subleased office space and purchased certain office and administrative services from the Company, the cost of which totaled approximately $27,000 for the fiscal year ended March 31, 1996. In addition, pursuant to an Independent Contractor Services Agreement dated September 12, 1994 between the Company and ITS, the Company purchased software programming contract services in the aggregate amount of $338,000, $500,000 and $3,000 for the years ended March 31, 1996, 1997 and 1998, respectively. The Company believes that each of the above transactions with ITS was entered into on terms no less favorable to the Company than the Company could have obtained from unrelated third parties.

    In September 1994, pursuant to the terms of a Stock and Warrant Purchase Agreement, the Company issued to Summit Ventures III, L.P. and Summit Investors II, L.P. an aggregate of 1,000,000 shares of Series B Preferred Stock, an aggregate of 680,600 shares of Series C Preferred Stock, an aggregate of 211,416 shares of Common Stock and warrants to purchase an aggregate of 83,937 shares of Common Stock, for an aggregate purchase price of $2,224,124. Mr. Walter G. Kortschak, a former director of the Company, is a general partner of Summit Partners, L.P., an entity associated with the above-referenced funds.

    In May 1995, pursuant to the terms of an Equity Purchase Agreement (the "Equity Agreement") among the Company, ICI Partnership, a California partnership ("ICI"), and a former officer of the Company, the Company repurchased an aggregate of 292,459 shares of Common Stock from such former officer for an aggregate purchase price of $253,000. In connection with such repurchase and pursuant to the Equity Agreement, the officer also sold to ICI his ownership interest in ICI. The general partners of ICI include Messrs. Devan, Rajagopal and Parkinson, all executive officers of the Company. ICI was organized for the purpose of acquiring, owning, voting and holding for investment or sale the stock of Imaging Constructs, Incorporated, a Nebraska corporation.

                                 OTHER MATTERS

    The Company knows of no other matters as of June 29, 1998 to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card and appointed as proxies to vote the shares they represent as the Board of Directors of the Company may recommend.

Vasu R. Devan, Chief Executive Officer
San Ramon, California
July 10, 1998

                               MECON, INC.

                PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD AUGUST 12, 1998
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of MECON, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Vasu Devan and David Allinson, proxy and attorney-in-fact, with full power of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of MECON, INC. to be held at the San Ramon Marriott Hotel, 2600 Bishop Drive, San Ramon, California, on Wednesday, August 12, 1998 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there present, on all matters set forth on the reverse side hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                     -  FOLD AND DETACH HERE  -

Please mark your vote as indicated in this example  /x/













                                              FOR    WITHHOLD
                                              ALL       ALL       NOMINEES
1. To elect the Company's nominees to         / /      / /        Vasu R. Devan
   serve as directors for the ensuing year                        Raju Rajagopal
   and until their successors are elected.                        Kathy Brittain White
                                                                  Richard McCann
                                                                  M. Greg Allio

                                               FOR     AGAINST     ABSTAIN
2. To ratify the appointment of KPMG Peat      / /       / /         / /
   Marwick LLP as independent auditors for
   the fiscal year ending March 31, 1999.

                                               FOR     AGAINST     ABSTAIN
3. To approve an amendment to the Company's    / /       / /         / /
   1995 Director Option Plan to increase
   the number of shares available under
   the Plan by 100,000 shares to 200,000
   shares.

                                               FOR     AGAINST     ABSTAIN
4. To approve an amendment to the Company's    / /       / /         / /
   1995 Stock Plan to increase the number
   of shares available under the Plan by
   500,000 shares to 1,700,000 shares.

                                               FOR     AGAINST     ABSTAIN
5. To approve an amendment to the Company's    / /       / /         / /
   1995 Employee Stock Plan to increase the
   number of shares available under the Plan
   by 100,000 shares to 250,000 shares.

                                                 FOR     AGAINST     ABSTAIN
6. To vote or otherwise represent the shares     / /       / /         / /
   on any and and all other business which
   may properly come before the meeting or any
   adjournment or adjournments thereof, according
   to their discretion and in their discretion.

___________________________________________     MARK HERE FOR          / /
___________________________________________     ADDRESS CHANGE
___________________________________________     AND NOTE NEW
                                                ADDRESS IN SPACE
                                                TO THE LEFT

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s):__________________________________________  Dated: _____________

Note: Please sign exactly as the name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.


                     -  FOLD AND DETACH HERE  -